PATRICK INDUSTRIES, INC.

Investor Presentation
July 14, 2015

NASDAQ: PATK

Forward-Looking Statements

This presentation contains certain statements related to future results, or states our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Further information concerning the Company and its business, including factors that potentially could materially affect the Company's financial results, is contained in the Company's filings with the Securities and Exchange Commission.

This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information.

We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based.

Note: All references to EPS, number of shares or stock price reflect the impact of the 3-for-2 stock split paid on May 29, 2015.

Company Overview

PATRICK INDUSTRIES, INC.

ADORN

BETTERWAY PRODUCTS

CUSTOMER 1st

F
I
R
S
T

CUSTOM VINYLS

Structural Composites of Indiana

ATA COUNTERTOPS

CWD Creative Wood Designs

Gustafson Lighting

PATRICK Distribution

FOREMOST

Precision Painting

Interior Components Plus

Middlebury Hardwood Products

WSF West Side Furniture

PRAXIS GROUP

CARRERA CUSTOM PAINTING

MILLENNIUM PAINT

QuestAudioVideo

FRONTLINE MANUFACTURING

Premier Concepts Inc.

INFINITY

PolyDyn3

DECOR

Gravure Ink

Decorative Dynamics

CHARLESTON

Patrick History

1959 1961 1968 2007 2008 2009 2010 2011 2012 2013 2014 2015

Company founded

Date of Incorporation

Company taken public (NASDAQ)

Acquires Adorn Holdings, Inc. – the largest acquisition in the Company's history (5/07)

Completes $110MM Leverage Based Credit Facility in an 8 bank syndication led by JPMorgan (5/07)

Todd Cleveland named President ('08) /CEO ('09)

Company issues shares in private placement and conducts Rights Offering to pay off subordinated debt

Company drives its Organizational Strategic Agenda (OSA) and Customer First Performance Oriented Culture

Raises capital from majority shareholder and completes Refinancing via $50MM ABL Credit Facility led by Wells Fargo to execute on strategic growth and acquisition plans (3/11)

Completes Refinancing $80MM Leverage Based Credit Facility led by Wells Fargo (10/12)

Announces Stock Repurchase Plan (02/13) with increases announced in 2/14 and 2/15

Completes 3-for-2 common stock split (5/15)

Refinances Credit Facility led by Wells Fargo to $125MM (6/14), to $165MM (11/14), to $185MM (2/15) & to $250MM (5/15)

Acquisition Highlights (2010-2015):

- 21 companies
- $192MM aggregate purchase price
- $364MM annualized sales
- Primarily RV industry-based

Patrick Industries Fact Sheet

- Leading national manufacturer and supplier of building and component products to the RV, MH & Industrial markets
- Headquartered in Elkhart, Indiana – the *"RV Capital of the World"*
- 37 manufacturing and 16 distribution centers
- Approximately 3,500 employees
- Strong customer relationships



RV market: 78% of 3M '15 revenues

- Includes laminated panels, countertops, fabricated aluminum and FRP products, wrapped mouldings, cabinet doors, wiring/electrical/plumbing, furniture, interior passage doors, exterior graphics and RV painting, interior lighting, wall coverings, fiberglass RV caps, bath fixtures and small components, mattresses, and simulated wood and stone products



MH market: 12% of 3M '15 revenues

- Includes wall/ceiling panels, pressed and hardwood doors, wiring/electrical/plumbing, cement siding, drywall and roofing products, lighting, wall coverings, and bath and shower surrounds



Industrial market: 10% of 3M '15 revenues

- Includes retail and commercial fixtures, kitchen cabinets, solid surface countertops, and office and residential furniture

Patrick Facility Profile



DECOR
Gravure Ink
PATRICK
ADORN
CUSTOM VINYLS
WSP West Side Furniture
CWD
BETTERWAY PRODUCTS
MILLENNIUM
DECORATIVE DYNAMICS
FRONTLINE
PRECISION PAINTING
PolyDyn
CARRERA

- Nationwide network of manufacturing and distribution centers serving the RV, MH and Industrial markets
- Majority of Patrick's businesses are strategically located in Indiana to serve the major RV OEMs
  - Approximately 85% of all RVs manufactured in the U.S. in 2014 were produced in Indiana.
  - Close proximity to RV OEMs enables just-in-time delivery and the realization of cost efficiencies for customers, suppliers and manufacturers.

RV Production Source: Recreation Vehicle Industry Association (RVIA)

Why Patrick Industries

Patrick Industries supports a growth-oriented business model, driven by a performance-oriented culture focused on growing revenue and earnings, and maximizing shareholder value.

Markets	• $16.8 billion addressable expanding RV & MH markets • Emerging industrial and housing market
Business Model	• Continuously expanding product and company portfolio through organic growth and growth through acquisitions • Execution of strategic plan and balanced capital allocation strategy
Leadership	• Team driven by performance-oriented culture with continuous improvement focus on driving margins and profitability • Strong relationships with broad array of customers
Operations	• High variable cost concentration based operating structure providing ability to maximize levers to manage through business cycles
Financial Performance	• Strong financial performance focusing on revenue and earnings growth while maintaining a healthy balance sheet and delivering free cash flow
Shareholder Returns	• Management focus on increasing shareholder value • Returning capital to shareholders is strategic part of capital allocation strategy

Financial Performance

Historical Performance

Sales growth of 28% compounded annually from 2010 to 2014 - driven by strategic acquisitions, market share gains, product expansion and market improvement in all 3 segments we serve.

Sales Growth 2010 -2014


($ in millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
28% CAGR
$278
$308
$437
$595
$736
2010
2011
2012
2013
2014

RV CAGR: 10%
MH CAGR: 6%
Housing Starts CAGR: 14%

Net Income and Diluted EPS Growth 2010 -2014*


($ in millions except EPS)
$35
$30
$25
$20
$15
$10
$5
$0
($5)
$2.00
$1.00
$0.00
($1.00)
($2.00)
($3.00)
($4.00)
($0.08)
$0.35
$0.92
$1.46
$1.91
($1)
$5
$15
$24
$31
2010
2011
2012
2013
2014

*Net Income and EPS calculations based on adjusted net income.

Organic & Acquisition Growth

Sales growth of $523 million from 2009 to 2014 driven by $308 million in acquisitions and $215 million of organic growth. Acquisitions since 2010 accounted for 42% of our 2014 revenues.



Sales Growth 2009 -2014
($ in millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
$213
$308
$174
$18
$23
$736
Legacy Patrick
2009
Acquisitions
RV
MH
IND
2014

Gross and Operating Margin Improvement

Our acquisition strategy and our focus on continually leveraging our fixed cost structure has contributed to an increase in trended gross and operating margins.



Margin %
($ millions)
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
$140
$120
$100
$80
$60
$40
$20
$0
10.8%
11.1%
11.3%
10.9%
10.7%
10.9%
11.8%
13.5%
14.4%
15.5%
15.7%
15.2%
15.0%
15.0%
15.2%
15.1%
15.3%
15.4%
15.7%
16.0%
16.1%
16.1%
0.6%
3.0%
3.5%
3.0%
2.3%
1.6%
2.2%
3.7%
4.4%
5.9%
6.2%
6.2%
6.2%
6.3%
6.8%
6.7%
6.8%
6.9%
6.9%
7.0%
7.0%
7.0%
$23
$1
$30
$6
$44
$13
$66
$27
$91
$41
$119
$51
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Gross Margin
Operating Income
Gross Margin %
Operating Margin %

Patrick Execution Objectives Aligned with Shareholder Goals

Seek long-term, sustainable, profitable growth to maximize shareholder value

Maximize Returns to Company	• ROA of 12.3% for 2014 from (1.6%) in 2010 • ROE of 30.6% for 2014 from (6.7%) in 2010 • ROIC of 15.4% for 2014 from (2.2%) in 2010
Grow Market Share	• Acquired 21 companies since 2010 with approximately $360MM of annualized sales • RV content per unit growth of 23% compounded annually to $1,629 for Q1 '15 TTM since 2010
Fixed Costs Leverage	• Gross margin increase from 10.7% in 2010 to 16.1% for 2014 • Operating margin increase from 2.3% in 2010 to 7.0% for 2014
Return Capital to Shareholders	• Since February 2013, 1,323,870 shares repurchased at average price of $19.38 – 49% below June 30, 2015 closing stock price of $38.05
Maintain Healthy Balance Sheet	• Reduced leverage position from 3.9x in Q1 '10 to 1.8x in Q1 '15. • Based on strong operating cash flows, our expectation is to de-lever shortly thereafter following an acquisition.



PATK Stock Price
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00

	Dec-11	Dec-12	Dec-13	Dec-14	Jun-15
Closing Stock Price	$2.73	$10.37	$19.29	$29.32	$38.05
TSR	116%	280%	86%	52%	30%

2011 – June '15 Total Shareholder Return (TSR) approximately 1300%

The RV Market

RV Market Quick Facts



	2005	2011
# of U.S. RV-owning households	7.9 million	9.0 million
Average age of typical RV owner	49 years	48 years
Median income of RVers		$62,000
Ownership rates:		
33 - 54 years (fastest growing segment)	9.0%	11.2%
55 years or older (highest rate of RV ownership)	8.6%	9.3%

- RV OEMs provide optimal mix of size, amenities and price points for all consumers.
- Lifestyle trends spur demand for RVs: "mini" vacations with trips in close proximity to home.
- Shift in U.S. culture toward more RV-related activities.
- 70% of current RV owners plan to purchase another RV to replace their current unit.
- Typical RV family vacation is 23%-59% less expensive for a family of four.
- The most prominent reason current RV owners have for purchasing an RV included family transitions.
- Number of consumers between the ages of 55 and 74 are projected to reach 78 million by 2025 (24% higher than in 2012).
- 11,000 Baby Boomers are projected to turn 65 years old each day for the next decade. For the next 20 years, Generation Xers will be the dominant group of consumers, particularly for first time RV purchases.



Source: RVIA & RV Consumer Demographic Profile – 2011; Bureau of Labor Statistics & U.S. Census Bureau 2015



RV Market Indicators



Ind.
10%
MH
12%
RV
78%
PATK Sales Mix by Industry

Drivers of Consumer Demand



Job security & disposable income
Changing lifestyle trends
Availability of financing
Consumer confidence
Consumer Demand

Market Growth



Number of aging "Baby Boomers"
Array of product choices
Long-Term Market Growth
Attraction to younger buyers
Economical vacation

- Industry reports indicate that RV dealer inventory levels continue to be in line with retail demand.
- Given favorable demographic trends, the RV industry has a positive long-term outlook as overall economic conditions and consumer confidence continue to improve.

Source: RVIA

RV Shipments - Towables vs. Motorized

Since 2010, RV towables and motorized wholesale unit shipments have averaged approximately 89% and 11%, respectively, of total RV industry shipments. Beginning in 2013, there was a slight shift in the mix towards a higher percentage of motorized.



RV Shipments (000's)
400
350
300
250
200
150
100
50
0
14%
86%
16%
84%
12%
88%
8%
92%
10%
90%
10%
90%
10%
90%
12%
88%
13%
87%
12%
88%
2006
2007
2008
2009
2010
2011
2012
2013
2014
May '15 YTD
RV Towables
RV Motorized

Source: RVIA

RV Towable Shipments

Travel trailers have been slowly increasing as a % of total RV towable shipments over the last 9 years. They now account for 72% of all RV towable shipments.



RV Towable Shipments (000's)
400
350
300
250
200
150
100
50
0
2007
2008
2009
2010
2011
2012
2013
2014
May '15 YTD
3%
10%
27%
60%
2%
9%
27%
62%
1%
8%
24%
67%
1%
7%
25%
67%
1%
5%
26%
68%
1%
4%
26%
69%
1%
4%
25%
70%
1%
3%
25%
71%
1%
3%
24%
72%
Travel Trailers
Travel Trailers - Fifth Wheel
Folding Camping Trailers
Truck Campers

Source: RVIA

RV Motorized Shipments

Since 2010, the RV motorized shipment mix has been relatively stable, with a slight increase in van campers and minis.



RV Motorized Shipments (000's)
60
50
40
30
20
10
0
2006
2007
2008
2009
2010
2011
2012
2013
2014
May '15 YTD
6%
36%
58%
6%
35%
59%
7%
41%
52%
9%
46%
45%
6%
42%
52%
8%
41%
51%
8%
41%
51%
6%
44%
50%
7%
43%
50%
7%
48%
45%
Conventional (Class A)
Van Campers (Class C)
Mini (Class B)

Source: RVIA

PATRICK INDUSTRIES, INC.

RV Industry Annual Shipment Trends

The RV industry has experienced steady growth over the last five years following a 58% decline in unit shipments during the period of 2006-2009. Trended shipment levels indicate that there continues to be potential for future growth based on the depth of the last cycle and other demographic factors.



RV Wholesale Unit Shipments
Consumer Confidence
RV Shipments (000's)
Gulf War
9/11 Attacks
Residential Housing Crisis
173
163
203
228
259
247
248
255
293
321
300
257
311
321
370
384
391
353
237
166
242
252
286
321
357
380
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015F
Consumer Confidence
RV Annual Shipments

Source: 1990 – 2015F RV Annual Shipments per RVIA; Consumer Confidence per The Conference Board Inc. (2015F is the average through 5/31/15).

RV Towables Quarterly Trend – Retail vs. Wholesale



Towable RV US Dealer / US Retail Shipments
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
US Dealer
US Retail

Dealer Shipments – RVIA (80%) /Retail Shipments - Statistical Surveys

RV Motorized Quarterly Trend – Retail vs. Wholesale



Motorized RV US Dealer / US Retail Shipments
12,000
10,000
8,000
6,000
4,000
2,000
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
US Dealer
US Retail

Dealer Shipments – RVIA (80%) /Retail Shipments - Statistical Surveys

Patrick RV Content Per Unit

RV content per unit has increased consistently with our acquisition and organic growth over the last 5 years and we estimate total RV content available in the current product lines that we sell of approximately $5,000 per unit.



$'s Sold / RV Unit Shipped*
25% CAGR
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$672
$671
$697
$742
$823
$924
$1,002
$1,048
$1,142
$1,217
$1,271
$1,338
$1,364
$1,410
$1,488
$1,536
$1,629
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15

*Based on TTM Average

RV Product Opportunities

We estimate over $1.1 billion in potential organic and strategic growth opportunities in our current product categories assuming we had 100% of all current product sales, and estimate the total market for component products in excess of $9 billion.



Current RV Patrick Product Categories
Wire and Electrical
$0.02B
Exterior Products
$0.1B
Laminated Panels
$0.2B
Electronics and Lighting
$0.05B
$0.3B
Interior Components and Furniture
Total Potential
Total RV Market Product Categories
Exterior Products
$0.6B
Laminated Panels
$0.3B
$0.6B
Interior Components and Furniture
$0.1B
Wire and Electrical
$0.2B
Electronics and Lighting

Source: Company Estimates

Patrick Product Lines – RV Interior



Closet Hardware
Closet & Passage Doors
Electronics
Lighting
Mattresses
Drawer Fronts & Sides
Vanity Mirrors
Fiberglass Bath Fixtures & Shower Doors
Microwaves
Kitchen & Bath Faucets & Sinks
Laminate & Ceramic Flooring
Countertops
Backsplashes
Cabinet Doors
Laminated Panels & Printed Vinyl
Furniture
Speakers
Cabinet Hardware
Under Cabinet Lighting
Window Trim
Tile
Slide trim – foam, hardwood, wrapped
Dinettes, Tables & Chairs
Hardwood Accessories

Additional Supplied Products:

- Exit Lighting
- Ceiling Fans
- Power Cords & Inlets
- RV Tank Heater Pads
- Fire Extinguishers
- Electric Fireplaces
- Wiring, Electrical & Plumbing Products
- Inverters
- Tire Pressure Monitors
- Electrical Switches, Receptacles, and Outlets
- RV Transfer Switches
- Battery Selector Switches
- Cut to size, boring, foiling & edge-banding
- Flooring adhesive
- Instrument Panel
- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)

Patrick Product Lines – RV Exterior


Front and Rear Caps
Graphics
Exterior Speakers
StarRV
RV Power Cords & Inlets
Aluminum & FRP Side Walls
Laminated Side Walls
Motion Sensing Lights
LED Lighting
Paint & Paint Mask
Star RV

Additional Product Lines:

- Full Body Paint
- Aluminum Gauges
- Steel Gauges
- Mill Finish & Pre-Painted Aluminum and Steel
- Slit & Embossed Steel
- FRP Coil & Sheet

RV Grills & Accessories



Patrick RV Products Growth Potential


Insulation
Exterior Mirrors
Gauges
Appliances
Roofing
Heating, Ventilating, Air Conditioning
Window Coverings
Lumber
Toilets/Plumbing
Holding Tanks
Dashboards & Components
Windshield Wipers
Water Heaters
Captains Chairs
Tires & Rims
Hardware
Carpeting
Bedding
Rolled Flooring
Aluminum Framing

The MH Market

MH Market Quick Facts



- Average structure cost per sq. ft. (2013): $44 (MH) vs. $94 (single family home)
- Average MH retail price (2013): $64,000 for 1,470 sq. ft.
- Multiple exterior options and interior floor plans available; customized to meet consumer needs
- Engineered for wind safety and energy efficiency based on geographic region in which they are sold; sustain no more damage in hurricanes than site-built homes
- Appreciate in value as with other forms of housing
- Typical financing terms for MH loans on new homes:
    - 10%-20% down payment
    - 15-30 year terms – based on credit profile, home size, loan type, and lender specifications

Source: Manufactured Housing Institute (MHI)



MH Market Indicators


Ind. 10%
MH 12%
RV 78%
PATK Sales Mix by Industry

Drivers of Consumer Demand


Dealer and manufacturer inventory levels
Affordability and quality
Financing/ credit availability
Consumer confidence
Consumer Demand

Market Growth


Quality credit standards
Alternative housing availability
Long-Term Market Growth
Number of aging "Baby Boomers"
Tax incentives

- Opportunity for moderate year-over-year growth; limited downside risk in near-term if volumes maintain historical relationship with new housing starts.
  - Unit shipments have averaged about 10% of single-family housing starts over the last 10 years.
- Potential gain from the recalibration of quality credit standards, job growth, and the significant number of consumers in transitional housing and most likely return to more permanent housing.
- Driving forces within the MH industry: technological advances, evolutionary designs, and a focus on delivering quality homes that families can afford.

Source: MHI

MH Shipment Trends / Residential Housing Starts

On average over the last 40 years, approximately three-fourths of total residential housing starts have been single family housing starts. Wholesale unit shipments in the MH industry averaged approximately 10% of the level of single-family housing starts over the last 10 years.



MH Unit Shipments % of Single Family Housing Starts
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1959
1961
1963
1965
1967
1969
1971
1973
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
MH% of SFHS

MH Shipments as a percent of Single Family Housing Starts ("SFHS")

Average Since 1959	22%	10 Year Average	10%	Fiscal 2014	10%

SFHS as a percent of Total Residential Housing Starts

Average Since 1959	72%	10 Year Average	74%	Fiscal 2014	65%

Source: MHI and U.S. Census Bureau

MH Annual Shipment Trends

The MH industry continues to perform at historical lows reflecting the residual impacts from the residential housing market crash including tight credit standards and lending.


MH Wholesale Unit Shipments
Shipments (000's)
400
350
300
250
200
150
100
50
0
Loose MH Credit & Lending Standards
Loose Residential Housing Credit & Lending Standards
Residential Housing Crisis
Restricted MH and Residential Housing Credit & Lending Conditions
188
171
211
254
304
340
363
353
373
349
251
193
168
131
131
147
118
96
82
50
50
52
55
60
64
71
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015F

Source: 1990-2014: MHI; 2015 Company Forecast (F)

Patrick MH Content Per Unit

Our content per unit shipped has remained fairly consistent despite the impact of vertical integration in prior periods by our largest MH customer. We believe we are well-positioned to participate in the continued expected improvement of this industry. We estimate total MH content available in the products that we sell of more than $6,000 per unit.



$'s Sold / MH Unit Shipped*
Content per Unit ($)
$2,100
$1,800
$1,500
$1,200
$900
$600
$300
$1,571
$1,575
$1,575
$1,576
$1,583
$1,547
$1,500
$1,438
$1,441
$1,461
$1,498
$1,556
$1,580
$1,585
$1,599
$1,582
$1,599
$1,592
$1,614
$1,692
$1,718
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15

*Based on TTM Average

MH Product Opportunities

We estimate approximately $285 million in potential organic and strategic growth opportunities in our current product categories assuming we had 100% of all product sales, and estimate the total market for component products of approximately $2 billion, at current shipment levels.



Current MH Patrick Product Categories
Interior Component Products
$20MM
Laminated Panels
$30MM
$15MM
Exterior Products
$40MM
Interior Fixtures and Decorative Products
Total Potential
Total MH Market Product Categories
Interior Component Products
$50MM
Laminated Panels
$130MM
$80MM
Exterior Products
$130MM
Interior Fixtures and Decorative Products

Source: Company Estimates

Patrick Product Lines - MH


Kitchen & Bath Faucets & Sinks
Fiberglass Bath Fixtures & Shower Doors
Gypsum (Drywall & Drywall Finishing Products)
Wrapped Profile Moldings
Plumbing Products
Siding
Interior & Exterior Decorative Lighting Fixtures
Ceiling Fans
Shingles
Interior Passage Doors
Backsplashes
Medicine Cabinets
Electronics
Printed Vinyl
Tile
Recessed Lighting
Countertops
Fluorescent Lighting
Under Cabinet Lighting
Laminate & Ceramic Flooring
Wiring/Electrical Products
Microwaves
Cabinet Doors & Components

- Ventilation System & Ridge Cap
- Felt Paper
- Ice & Water Protection
- Drip Edge
- Flashing
- Roofing Membrane
- Soffit & Fascia

Additional Supplied Products:

- Building Arches
- Closet Organization Products
- Sealants
- Innovative Lighting
- Electrical Components
  - Panels/Breakers
  - Outlet Boxes
  - Switches/Receptacles
- Fireplaces and Surrounds
- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)
- Cut to size, boring, foiling & edge-banding
- Solid Surface, Granite and Quartz Fabrication
- Flooring Adhesive
- Tables & Signs

Patrick MH Products Growth Potential


Alternative Roofing
Solar Panels
Insulation
Composite Decking
Hardware
Lumber
Windows
Carpet & Carpet Pad
Brackets/Braces & Hardware
• Water Heaters
• Appliances
• Toilets/Plumbing
• HVAC

The Industrial Market



Industrial Market Indicators



Ind.
10%
MH
12%
RV 78%
PATK Sales Mix by Industry

Drivers of Consumer Demand



New Residential housing construction
Consumer Demand
Existing home sales

Market Growth



New construction growth
Job growth
Long-Term Market Growth
Affordable interest rates
Government incentives

- 51% of the Company's industrial revenue base is tied directly to the residential housing market (new construction and remodel).
- Our sales to the industrial market generally lag new residential housing starts by six to nine months.
- Patrick has targeted certain sales efforts towards industrial market segments less directly tied to new single and multi-family home construction, including the retail fixture, office, medical, institutional furnishings, and countertop markets.

New Housing Starts Trends

We estimate that approximately 51% of our industrial revenue base is directly tied to the residential housing market which appears to have begun its recovery. Our products have applicability in both new construction and remodel markets.



New Housing Starts (000's)
2,500
2,000
1,500
1,000
500
0
1,193
1,014
1,200
1,288
1,457
1,354
1,477
1,474
1,617
1,641
1,569
1,603
1,705
1,848
1,956
2,068
1,801
1,355
906
554
587
609
781
925
1,003
1,076
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015F

- 71% improvement in housing starts from 2010-2014. National Association of Home Builders (NAHB) predicts a 7% increase in total housing starts for full year 2015 over the prior year (as of June 30, 2015).
- Despite recent growth, housing starts remain well below historical levels.

Source: 1990-2014: U.S. Census Bureau; 2015F: NAHB (as of June 30, 2015)

Strategy Execution

Capital Allocation

Our capital allocation strategy is centered around the utilization of our leverage and capital resources to grow the business model.

– Acquisitions
– Investments in infrastructure and capital expenditures
– Debt reduction & leverage position
  - We expect to utilize availability under our credit facility and maintain an appropriate leverage position to support our strategic growth initiatives.

– Stock buyback program
  - At prices and volumes deemed appropriate by the Board and management.

Acquisition Strategy

- **We target organizations with:**
  - Solid management teams with strong customer and supplier relationships and operational talent
  - High quality product lines
  - Strong growth potential
  - Strategic value proposition to our business model
- **Patrick provides the acquired businesses with:**
  - Opportunity to allow the creative entrepreneurial sprit of each to continue to thrive
  - Capital and administrative support, and operational support where needed
- **Our goals are to:**
  - Introduce new and innovative product lines that complement our core competencies
  - Capitalize on the opportunity to cross sell our extensive product catalog to our customer base
  - Increase our content per unit
  - Leverage our management capabilities
  - Grow top line and bottom line results and earnings per share
- **Diversification opportunities**:
  - Seek out and pursue acquisitions in adjacent markets that further leverage our core management capabilities in manufacturing and distribution and diversify our end market exposure
- **Acquisition profile:**
  - We maintain a disciplined approach and are comfortable evaluating and exploring both smaller and larger acquisition candidates that have the potential to bring long term strategic value to the organization.
  - The pipeline continues to have a broad scale of candidates with annualized revenues ranging from $15 million to up to $200 million in size.

Acquisition Summary by Year (2010 – 2015)

Acquisitions continue to be a part of our strategic growth plan as we have acquired an average of over $80MM of annualized revenues in each of the past 3 years. In 2015, we have already acquired almost $70MM of annualized revenues.

2010 Acquisition Highlights
- 2 companies
- $6MM aggregate purchase price
- $22MM annualized sales
- Primarily RV market-based

2011 Acquisition Highlights
- 3 companies
- $7MM aggregate purchase price
- $26MM annualized sales
- Primarily RV & Industrial market-based

2012 Acquisition Highlights
- 4 companies
- $30MM aggregate purchase price
- $80MM annualized sales
- Primarily RV market-based

2013 Acquisition Highlights
- 3 companies
- $17MM aggregate purchase price
- $42MM annualized sales
- Primarily RV market-based

2014 Acquisition Highlights
- 7 companies
- $72MM aggregate purchase price
- $126MM annualized sales
- Primarily RV market-based

2015 Acquisition Highlights
- 2 companies
- $60MM aggregate purchase price
- $68MM annualized sales
- Primarily RV market-based

Acquisitions

From 2010 – 2014 we averaged $59 million in revenues acquired through acquisitions in each of the respective years. For May 2015 YTD, we have acquired $68 million in annualized revenues.



Acquired Annualized Revenues 2010-2014
($ in millions)
$140
$120
$100
$80
$60
$40
$20
$0
$22
$26
$80
$42
$126
$68
2010
2011
2012
2013
2014
May '15
YTD

Reinvesting in the Business - Capital Expenditures

We will continue to invest in our infrastructure and flex our capital spends where necessary to align with our demand levels.



($ in thousands)
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$4,086
$5,774
$11,866
$9,811
$12,095
$8,243
$7,505
$3,807
$1,817
$4,187
$5,293
$10,605
$8,503
$7,480
$2,453
$4,218
$309
$1,356
$2,436
$7,895
$8,669
$6,542
$1,866
$8,000
Recession
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Q1 '15 YTD
2015F

Returning Capital to Investors

Since the inception of the stock buyback program in February 2013 through May 2015, we have repurchased a total of 1,323,870 shares at an average cost per share of $19.38 - 51% below the May 29, 2015 closing stock price of $39.87.



Stock Buyback (000's)
Stock Price
1,600
1,400
1,200
1,000
800
600
400
200
0
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$41.73
1,324
1,128
870
753
611
611
611
611
388
$9.18
$9.95
$9.95
$9.95
$9.95
$12.97
$14.95
$17.73
$19.38
388
223
142
117
258
196
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Incremental Shares Purchased
Cumulative Shares Repurchased
Avg. Close Share Price
Cumulative Avg. Price of Share Buyback

★ *Q1 '15 Closing Share Price*

Capital Allocation

Since year-end 2009–2014 we have spent approximately $132 million on acquisitions, $27 million on capital expenditures and $20 million on share repurchases, while only increasing debt by $59 million



($ in millions)
$523 million
2009 – 2014 Sales Increase
$300
$250
$200
$150
$100
$50
$0
$42
$132
$27
$20
($120)
$101
2009 Total Debt
Acquisitions
Capital Spending
Stock Buybacks
Debt Payments
2014 Total Debt

Capital Allocation

We continue to manage our capital allocation year-to-year with a focus on strategic growth, balanced with maintaining healthy debt levels.


($ in millions)
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$523 million
2009-2014 Sales Increase
$42
$6
$1
($13)
$36
$7
$2
($12)
$33
$30
$8
($21)
$50
$17
$9
$6
($27)
$55
$72
$7
$14
($47)
$101
2009 Total Debt
Acquisitions
Capital Spending
Debt Payments
2010 Total Debt
Acquisitions
Capital Spending
Debt Payments
2011 Total Debt
Acquisitions
Capital Spending
Debt Payments
2012 Total Debt
Acquisitions
Capital Spending
Stock Buybacks
Debt Payments
2013 Total Debt
Acquisitions
Capital Spending
Stock Buybacks
Debt Payments
2014 Total Debt

PATRICK INDUSTRIES, INC.

Balance Sheet Strength

We expect to, and continue to utilize our leverage for strategic acquisitions, followed shortly thereafter by an accelerated deleverage cycle based on strong operating cash flows. We are confident in our ability to size the business model according to the revenue stream based on our high variable cost mix.



Leverage Position Trend
Leverage (Funded Debt/EBITDA)
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$29.9MM of Acquisitions
$16.5MM of Acquisitions
$72.3MM of Acquisitions
$60.0MM of Acquisitions
CWD
FRONTLINE
WSF
West Side Furniture
PolyDyn
BETTERWAY PRODUCTS
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15

Shareholder Value

The execution of our strategic initiatives has resulted in an approximate 3000% return to shareholders during the period of 2010 – June 2015.



Monthly Closing Stock Price Trend
Closing Stock Price
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$1.43
$1.39
$1.82
$1.59
$1.49
$1.39
$1.33
$1.34
$1.24
$1.34
$1.84
$2.73
$3.81
$4.11
$8.10
$8.63
$8.76
$8.50
$7.76
$8.67
$10.31
$11.78
$11.59
$10.37
$10.97
$8.84
$10.51
$13.51
$12.99
$13.86
$16.61
$18.05
$20.03
$20.85
$20.83
$19.29
$24.00
$28.13
$29.55
$26.71
$25.20
$31.06
$27.77
$27.79
$28.24
$28.48
$29.73
$29.32
$28.67
$36.83
$41.51
$40.04
$39.87
$38.05
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May -12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15
May-15

Patrick has approximately 15.5 million shares outstanding and a market capitalization of approximately $590 million as of June 30, 2015.

Sales / Net Income / Diluted EPS Summary (Reported) 2012 – Q1 '15


($ in millions)
Sales
$800
$700
$600
$500
$400
$300
$200
$100
$437
$595
$736
$170
$223
2012
2013
2014
Q1'14
Q1'15


($ in millions)
Net Income
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$28.1
$24.0
$30.7
$6.9
$9.2
2012
2013
2014
Q1'14
Q1'15


per share)
Diluted EPS
$2.00
$1.50
$1.00
$0.50
$0.00
$1.76
$1.49
$1.91
$0.43
$0.59
2012
2013
2014
Q1'14
Q1'15

Sales / Net Income / Diluted EPS Summary (Adjusted) 2012 – Q1 '15



($ in millions)
Sales
$800
$700
$600
$500
$400
$300
$200
$100
$437
$595
$736
$170
$223
2012
2013
2014
Q1'14
Q1'15



($ in millions)
Net Income - Adjusted*
$40.0
$30.0
$20.0
$10.0
$0.0
$14.7
$23.6
$30.7
$6.9
$9.1
2012
2013
2014
Q1'14
Q1'15



Diluted EPS - Adjusted*
(per share)
$2.00
$1.50
$1.00
$0.50
$0.00
$0.92
$1.46
$1.91
$0.43
$0.59
2012
2013
2014
Q1'14
Q1'15

*Reflects adjustments for differences in Patrick's tax position in 2012-2015 as well as for certain other items in each period to assist in assessing our ongoing performance. See supplementary schedules on page 53 for the reconciliation to reported GAAP net income and diluted EPS.

Supplementary Schedules

Reconciliation of GAAP Net Income/Diluted EPS to Adjusted Net Income/Diluted EPS

($ in thousands)	2012	2013	2014	Q1 '14	Q1 '15
Reported net income (GAAP)	$ 28,095	$ 24,040	$ 30,674	$ 6,896	$ 9,150
Adjustment factors:					
Write-off unamortized discount on subordinated notes	685	-	-	-	-
Premiums paid on prepayment of subordinated notes	263	-	-	-	-
(Gain)/loss on sale of fixed assets & acquisition of business	(238)	(430)	30	(13)	(6)
Stock warrants revaluation	1,731	-	-	-	-
Receivable recovery	-	(262)	-	-	-
Income taxes (credit)	(6,823)	14,734	18,404	4,316	5,609
Adjusted pretax income	23,713	38,082	49,108	11,199	14,753
Income taxes*	9,011	14,471	18,416	4,312	5,606
Adjusted net income (Non-GAAP)	$ 14,702	$ 23,611	$ 30,692	$ 6,887	$ 9,147

per share data	2012	2013	2014	Q1 '14	Q1 '15
Reported diluted net income per share (GAAP)	$ 1.76	$ 1.49	$ 1.91	$ 0.43	$ 0.59
Net EPS impact due to adjustment factors above	(0.84)	(0.03)	-	-	-
Adjusted diluted net income per share (Non-GAAP)	$ 0.92	$ 1.46	$ 1.91	$ 0.43	$ 0.59

*Utilized full year estimated effective tax rate of 38.0% for the 2012 and 2013 fiscal years and 37.5% for the 2014 fiscal year. The effective tax rate utilized for Q1'14 and Q1'15 was 38.5% and 38.0%, respectively.

The Company reports its financial results in accordance with accounting principles generally accepted in the United States ("GAAP" or referred to herein as "reported"). However, management believes that certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company's performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. Our non-GAAP financial information does not represent a comprehensive basis of accounting.

Investor Contacts

Andy Nemeth
Chief Financial Officer
(574) 294-7511
nemetha@patrickind.com

Julie Ann Kotowski
Director of Investor Relations
(574) 294-7511
kotowskj@patrickind.com

Analyst Coverage

CJS Securities
Daniel Moore
dmoore@cjs-securities.com

CL King & Associates
Scott Stember
sstember@clking.com

Appendix

Acquisition Summary (2010 – 2015)

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
01/2010	ADORN Quality Hardwoods Sales	$2.0 MM	$2 MM	Manufacturing	RV	Cabinet Doors
08/2010	PATRICK Blazon International Group	$3.8 MM	$20 MM	Distribution	RV & MH	Wiring, electrical, plumbing, and other building products
06/2011	The Praxis Group	$0.5 MM	$4 MM	Distribution	RV	Painted countertops, foam products, and furniture products
09/2011	AIA A.I.A. Countertops, LLC	$5.5 MM	$20 MM	Manufacturing	RV & Industrial	Solid surface countertops, backsplashes, tables, and signs
12/2011	INFINITY Infinity Graphics (formerly Performance Graphics)	$1.3 MM	$2 MM	Manufacturing	RV & Industrial	Designer, producer, and installer of exterior graphics
03/2012	DECOR Décor Mfg., LLC	$4.3 MM	$17 MM	Manufacturing	RV	Laminated and wrapped products
07/2012	Gustafson Lighting Gustafson Lighting	$2.8 MM	$12 MM	Distribution	RV	Interior and exterior lighting products, ceiling fans and accessories
09/2012	CWD Creative Wood Designs, Inc.	$3.0 MM	$18 MM	Manufacturing	RV	Hardwood furniture including interior hardwood tables, chairs, and dinettes
10/2012	Middlebury Hardwood Products, Inc.	$19.8 MM	$33 MM	Manufacturing	RV, MH & Industrial	Hardwood cabinet doors and other hardwood products

*Projected Annualized Sales as of the acquisition date

Acquisition Summary (2010 – 2015) (continued)

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
Sep-13	Frontline Mfg., Inc.	$5.2 MM	$15 MM	Manufacturing	RV, MH & Industrial	Fiberglass bath fixtures including tubs and showers
Sep-13	Premier Concepts, Inc.	$2.6 MM	$10 MM	Manufacturing	RV, MH & Industrial	Solid surface countertops
Sep-13	West Side Furniture	$8.7 MM	$17 MM	Distribution	RV	Recliners, mattresses, other furniture products
Jun-14	Precision Painting Group	$16.0 MM	$28 MM	Manufacturing	RV	Exterior full body painting
Jun-14	Foremost Fabricators, LLC	$45.4 MM	$75 MM	Manufacturing & Distribution	RV	Fabricated aluminum products, fiber reinforced polyester (FRP) sheet & coil
Sep-14	PolyDyn3, LLC	$1.3 MM	$2.5 MM	Manufacturing	RV	Fabricated simulated wood and stone products
Nov-14	Charleston Corporation	$9.5 MM	$20 MM	Manufacturing	RV	Fiberglass and small plastic components
Feb-15	Better Way Partners, LLC	$40.0 MM	$50 MM	Manufacturing	RV	Fiberglass components
May-15	Structural Composites of Indiana, Inc.	$20.0 MM	$18 MM	Manufacturing	RV, Marine & Industrial	Fiberglass front and rear caps and roofs and other specialty fiberglass components

* Projected Annualized Sales as of the acquisition date

Patrick's Products and Segments

Patrick's Manufactured Products

ADORN

Structural Composites of Indiana

Custom Vinyls

Interior Components Plus

ATA Countertops

Gravure Ink

Infinity Graphics

Charleston

Precision Painting

Foremost

PolyDyn3

Frontline Manufacturing

Middlebury Hardwood Products

Millennium Paint

Premier Concepts Inc.

Countertop Fabrication Innovation

DE Decor

Betterway Products

Carrera Custom Painting

CWD

Creative Wood Designs

Manufactured Products

- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)
  - Cut to size, boring, foiling & edge-banding
- Solid surface, granite & quartz countertop fabrication
- Wrapped profile mouldings
- Cabinet doors & components
- Hardwood furniture
- Countertops
- Fabricated aluminum products
- Interior passage doors
- Exterior graphics & RV painting
- Slotwall panels & components
- Backsplashes, tables & signs
- Fiberglass bath fixtures
- Fiberglass & small plastic components
- Simulated wood & stone products















ADORN · Interior Components Plus · DE DECOR · Premier Concepts · Precision Painting · Carrera Custom Painting · Millennium Paint · Foremost · Charleston · Structural Composites of Indiana

Custom Vinyls · Gravure Ink · Middlebury Hardwood Products · ATA · Infinity · CWD Creative Wood Designs · Frontline Manufacturing · PolyDyn3 · Betterway Products

PATRICK INDUSTRIES, INC.

Manufactured Products

- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)
  - Cut to size, boring, foiling & edge-banding
- Solid surface, granite & quartz countertop fabrication
- Wrapped profile mouldings
- Cabinet doors & components
- Hardwood furniture
- Fabricated aluminum products
- Interior passage doors
- Exterior graphics & RV painting
- Slotwall panels & components
- Backsplashes, tables & signs
- Fiberglass bath fixtures
- Fiberglass & small plastic components
- Simulated wood & stone products











PATRICK
Distribution

Gustafson
Lighting

Patrick's Distribution Products

FOREMOST

PRAXIS
GROUP

WSF
West Side Furniture

QAV
QuestAudioVideo

Distribution Products

- Pre-finished wall and ceiling panels
- Drywall & drywall finishing products
- Electronics
- Wiring, electrical & plumbing products
- Interior & exterior lighting products
- Interior passage doors
- Recliners, mattresses & other furniture
- Roofing products
- FRP sheet & coil
- Laminate flooring
- Cement siding
- Shower doors
- Fireplaces & slide-out surrounds









PATRICK Distribution

PRAXIS GROUP

Gustafson Lighting

QuestAudioVideo

WSF West Side Furniture

FOREMOST

Distribution Products

- Pre-finished wall and ceiling panels
- Drywall & drywall finishing products
- Electronics
- Wiring, electrical & plumbing products
- Interior & exterior lighting products
- Interior passage doors
- Recliners, mattresses & other furniture
- Roofing products
- FRP sheet & coil
- Laminate ceramic flooring
- Cement siding
- Shower doors
- Fireplaces & slide-out surrounds















PATRICK Distribution

PRAXIS GROUP

Gustafson Lighting

QuestAudioVideo

WSF West Side Furniture

FOREMOST